Exhibit 10.8

Execution Version

THIRD AMENDMENT

TO THIRD AMENDED AND RESTATED

CRUDE PIPELINES AND TANKAGE AGREEMENT

This Third Amendment to Third Amended and Restated Crude Pipelines and Tankage Agreement (this “Amendment”) is entered into on February 8, 2021, to be effective as of January 1, 2021 (the “Third Amendment Effective Date”) by and among:

1.	HollyFrontier Navajo Refining LLC, a Delaware limited liability company (“Navajo Refining”),

2.	HollyFrontier Woods Cross Refining LLC, a Delaware limited liability company (“Holly Refining – Woods Cross”),

3.	HollyFrontier Refining & Marketing LLC, a Delaware limited liability company (“HFRM”, together with Navajo Refining and Holly Refining – Woods Cross, the “HollyFrontier Entities”),

4.	Holly Energy Partners - Operating, L.P., a Delaware limited partnership (the “Operating Partnership”),

5.	HEP Pipeline, L.L.C., a Delaware limited liability company (“HEP Pipeline”), and

6.	HEP Woods Cross, L.L.C., a Delaware limited liability company (“HEP Woods Cross”, together with the Operating Partnership and HEP Pipeline, the “Partnership Entities”).

Each of the HollyFrontier Entities and the Partnership Entities are individually referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, effective as of the Third Amendment Effective Date, the Parties removed certain assets previously the subject of the Third Amended and Restated Crude Pipelines and Tankage Agreement, effective as of March 12, 2015 (as amended to date, the “Agreement”), by and among the HollyFrontier Entities and the Partnership Entities, and made those assets subject to the Seventh Amended and Restated Master Throughput Agreement by and among the HollyFrontier Entities and the Partnership Entities, among other parties.

WHEREAS, in connection with the foregoing, the Parties desire to amend certain provisions of Agreement as set forth herein.

NOW, THEREFORE, in consideration of the covenants and obligations contained herein, the Parties hereby agree as follows:

ARTICLE 1

AMENDMENTS

1.1	Amendments to Section 2.

(a) Section 2(a)(ii) of the Agreement is hereby amended by replacing the table therein with the following:

Pipeline Assets	Minimum Capacity
Crude Oil Trunk Pipelines	79,000 bpd capacity (the “Trunk Pipeline Minimum Capacity”)
Crude Oil Gathering Pipelines (including the Tankage Assets)

Effective Time until the fifth anniversary of the Effective Time: 50,000 bpd capacity;

Commencing on the fifth anniversary of the Effective Time until the tenth anniversary of the Effective Time: 47,500 bpd capacity; and

Commencing on the tenth anniversary of the Effective Time until the expiration of the Term: 45,000 bpd capacity

(collectively, the “Gathering Pipeline Minimum Capacity”)

Woods Cross Pipelines	8,000 bpd capacity (the “Woods Cross Minimum Capacity”)
Roswell Products Pipelines	a proportionate amount of 36,000 bpq capacity (the “Roswell Pipeline Minimum Capacity”)

(b) Section 2 of the Agreement is hereby amended by removing subsection (c) and replacing it as follows:

“(c) [Reserved].”

(c) Section 2(k) of the Agreement is hereby amended by adding the following sentence:

“For the purpose of making such determination, the Drop-Down Assets will be deemed to include the Refinery Tankage.”

1.2	Amendments to Annexes and Schedules.

(a) Annex A to the Agreement is hereby amended to restate the definition of “Tankage Assets” as follows:

“Tankage Assets” means, collectively, (a) the Artesia Crude Oil Pipeline Tankage and (b) the Lovington Crude Oil Tankage.

(b) Schedule III to the Agreement is hereby removed from the Agreement.

ARTICLE 2

MISCELLANEOUS

2.1 Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.

2.2 Successors and Assigns. Section 12(b) of the Agreement is hereby incorporated by reference into this Section 2.2, mutatis mutandis.

2.3 Entire Agreement. The Agreement, as amended by this Amendment, contains the entire agreement between the Parties as to the subject matter of the Agreement and, except as provided for in this Amendment, the terms and provisions of the Agreement shall remain in full force and effect as originally written.

[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the undersigned Parties have executed this Amendment as of the date first written above to be effective as of the Third Amendment Effective Date.

PARTNERSHIP ENTITIES:

HOLLY ENERGY PARTNERS - OPERATING, L.P.
HEP WOODS CROSS, L.L.C.
HEP PIPELINE, L.L.C.

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	President

HOLLYFRONTIER ENTITIES:

HOLLYFRONTIER NAVAJO REFINING LLC
HOLLYFRONTIER WOODS CROSS REFINING LLC

By:	/s/ Thomas G. Creery
Name:	Thomas G. Creery
Title:	Senior Vice President, Commercial

HOLLYFRONTIER REFINING & MARKETING LLC

By:	/s/ Thomas G. Creery
Thomas G. Creery
President

SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CRUDE PIPELINES AND

TANKAGE AGREEMENT